UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2023

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on April 2, 2023, Extra Space Storage Inc., a Maryland corporation (“Extra Space”) and Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”) entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among Extra Space, Extra Space OP, Eros Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space (“Extra Space Merger Sub”), Eros OP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space OP (“Extra Space OP Merger Sub”), Life Storage, Inc., a Maryland corporation (“Life Storage”), and Life Storage LP, a Delaware limited partnership (“Life Storage OP”). The Merger Agreement provides for, subject to the terms and conditions thereof, the combination of Extra Space and Life Storage through a series of transactions including, among others, (i) a merger of Extra Space Merger Sub with and into Life Storage, with Life Storage continuing as the surviving entity and a wholly owned subsidiary of Extra Space (the “Company Merger”) and (ii) a merger of Extra Space OP Merger Sub with and into Life Storage OP, with Life Storage OP continuing as the surviving entity and a wholly owned indirect subsidiary of Extra Space OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”).

In connection with the proposed Mergers, this Current Report on Form 8-K is being filed by Extra Space to make available (i) the information set forth in Life Storage’s Annual Report on Form 10-K for the year ended December 31, 2022, including certain historical audited financial statements of Life Storage as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and financial statement schedule (Exhibit 99.1), (ii) the information set forth in Life Storage’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, including the unaudited financial statements of Life Storage as of March 31, 2023 and the related notes (Exhibit 99.2), (iii) the unaudited pro forma condensed combined financial information of Extra Space as of and for the quarter ended March 31, 2023 (Exhibit 99.3), and (iv) the consent of Ernst & Young LLP, the independent registered public accounting firm of Life Storage, to the incorporation by reference into Extra Space’s Registration Statement on Form S-3 (No. 333-254236) (the “Registration Statement”) of their report related to the Life Storage audited financial statements.

Forward-Looking Statements

The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Extra Space and Life Storage operate as well as beliefs and assumptions of Extra Space and Life Storage. Such statements involve uncertainties that could significantly impact Extra Space’s or Life Storage’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Extra Space or Life Storage expects or anticipates will occur in the future — including statements relating to any possible transaction between Extra Space and Life Storage, acquisition and development activity, disposition activity, general conditions in the geographic areas where Extra Space or Life Storage operate, timing and amount of dividend payments and Extra Space’s and Life Storage’s respective debt, capital structure and financial position — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Extra Space and Life Storage believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Extra Space nor Life Storage can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Extra Space’s and Life Storage’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Extra Space and Life Storage management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Life Storage’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Extra Space and Life Storage to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Extra Space common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets and interest rates; (xiv) increased or unanticipated competition for Extra Space’s or Life Storage’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change;

(xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Extra Space and Life Storage maintain and their credit ratings; (xviii) environmental uncertainties, including risks of natural disasters; (xix) risks related to the coronavirus pandemic; and (xx) those additional factors discussed under the caption “Risk Factors” in Extra Space’s and Life Storage’s respective Annual Reports on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, as well as the other risks described in their respective filings. Neither Extra Space nor Life Storage undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, on May 23, 2023, Extra Space filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which includes a document that serves as a prospectus of Extra Space and a joint proxy statement of Extra Space and Life Storage (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. The Form S-4 became effective on June 6, 2023. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Extra Space and Life Storage commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about June 7, 2023. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Extra Space and Life Storage with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Extra Space with the SEC are available free of charge on Extra Space’s website at www.extraspace.com or by contacting Extra Space’s Investor Relations at info@extraspace.com. Copies of the documents filed by Life Storage with the SEC are available free of charge on Life Storage’s website at www.lifestorage.com or by contacting Life Storage’s Investor Relations at (716) 633-1850 or bmaedl@lifestorage.com.

Participants in the Solicitation

Extra Space and Life Storage and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about directors and executive officers of Extra Space is available in the Extra Space proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 4, 2023. Information about directors and executive officers of Life Storage is available in the Life Storage proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 13, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from Extra Space and Life Storage as indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP with respect to Life Storage, Inc.

99.1	Life Storage’s Annual Report on Form 10-K for the year ended December 31, 2022 (incorporated by reference to the Annual Report on Form 10-K, filed with the SEC on February 24, 2023) (File No. 001-13820).

99.2	Life Storage’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023 (incorporated by reference to the Quarterly Report on Form 10-Q, filed with the SEC on May 3, 2023) (File No. 001-13820).

99.3	Unaudited pro forma condensed combined financial information of Extra Space Storage Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: June 12, 2023	By	/s/ Gwyn McNeal
	Name:	Gwyn McNeal
	Title:	Executive Vice President and Chief Legal Officer